AeroGrow INTERNATIONAL, INC.

INVESTOR UPDATE

AeroGrow Common Stock to Begin Trading on January 8, 2007

- **New Ticker Symbol: AGWI**
- **Conference Call Scheduled for Wednesday, January 10, 2007 at 5:00 P.M. EST**

Boulder, CO – **January 5, 2007** – AeroGrow International, Inc. ("AeroGrow"), makers of the AeroGarden™ kitchen garden appliance, announced today that its common stock will begin trading on the Over-the-Counter Bulletin Board under the ticker symbol "AGWI" on Monday, January 8, 2007.

"Receiving our ticker symbol and beginning the public trading of our stock is a major milestone for AeroGrow," stated AeroGrow founder and CEO Michael Bissonnette. "We launched our flagship product, the AeroGarden, earlier this year, have seen dramatically increasing sales to date, and are now in a position to initiate public trading of our common stock."

AeroGrow's Form SB-2 Registration Statement was declared effective by the SEC on December 22, 2006, and the trading symbol (AGWI) was approved and issued by the National Association of Securities Dealers (NASD) on January 4, 2007. Keating Securities, LLC will initiate quotation of AeroGrow common stock and commence market-making activities on Monday, January 8. AeroGrow now has approximately 9.3 million shares of common stock outstanding.

AeroGrow will conduct an open conference call to discuss this major milestone and provide updates on other key initiatives. The conference call is scheduled for Wednesday, January 10 at 5:00 P.M., Eastern Standard Time (EST). To participate in the call, please dial:

U.S. and Canada: 1 (800) 443-6702
International: 1 (212) 231-6005

A replay of the call will be available two hours after completion. It will be accessible at any time over the next 30 days through the investor link on the AeroGrow website (www.aerogrow.com) and by phone until February 10, 2007. To access the replay by phone, please dial:

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More Information

For more information, visit our web site at www.aerogrow.com

U.S. and Canada: 1 (800) 633-8625
International: 1 (402) 977-9141
Conference ID: 21322396

About AeroGrow International, Inc.

Founded in 2002 in Boulder, Colorado, AeroGrow International, Inc. is dedicated to the research, development and marketing of the AeroGarden™, the world's first kitchen garden appliance. The AeroGarden features NASA-proven, dirt-free aeroponic technology, allowing anyone to grow farmer's market fresh herbs, lettuce, tomatoes, chili peppers, strawberries and more, indoors, year-round, so simply and easily that no green thumb is required. See www.aerogrow.com.

CONTACTS:

Corporate
John Thompson
AeroGrow International, Inc.
(303) 953-6201
john@aerogrow.com

Investor
Justin K. Davis
After Market Support, LLC
(720) 489-4913
jd@aftermarketsupport.com

FORWARD-LOOKING STATEMENTS

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements by Michael Bissonnette, the statements regarding growth of the AeroGarden product line, optimism related to the business, expanding sales and other statements in this press release are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company's business. Words such as expects, anticipates, intends, plans, believes, sees, estimates and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. Actual results could vary materially from the description contained herein due to many factors including continued market acceptance of the Company's products. In addition, actual results could vary materially based on changes or slower growth in the kitchen garden appliance market; the potential inability to realize expected benefits and synergies; domestic and international business and economic conditions; changes in customer demand or ordering patterns; changes in the competitive environment including pricing pressures or technological changes; technological advances; shortages of manufacturing capacity; future production variables impacting excess inventory and other risk factors listed from time to time in the Company's Securities and Exchange Commission (SEC) filings under "risk factors" and elsewhere. The forward-looking statements contained in this press release speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.